Financial instruments - Disclosure of Leverage Ratio (Details)	Dec. 31, 2023 USD ($)	Dec. 31, 2022 USD ($)	Dec. 31, 2021 USD ($)
Financial Instruments [Abstract]
Long-term debt	$ 915,186,754	$ 930,499,586	$ 933,533,216
Cash, cash equivalents and restricted cash	(501,166,136)	(139,147,085)	(452,821,132)
Net debt	414,020,618	791,352,501	480,712,084
Total stockholders’ equity	$ 2,486,968,425	$ 1,639,787,828	$ 1,453,652,407
Net debt to equity ratio	0.17	0.48	0.33